UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2006
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19591	33-0245076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Parker, Suite 100
Irvine, California		92618
(Address of principal executive offices)		( (Zip Code)
Registrant’s telephone number, including area code (949) 470-4751
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On November 7, 2006, IDM Pharma, Inc. (the “Company”) issued a press release announcing that the Company has submitted a Marketing Authorization Application (“MAA”) to the European Medicines Agency (“EMEA”) for Mepact (mifamurtide for injection), requesting approval for its use in the treatment of patients with newly diagnosed resectable high grade osteosarcoma following surgical resection in combination with post-operative multiple-agent chemotherapy.
A copy of the press release announcing the submission of the MAA for Mepact to the EMEA is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	IDM Pharma, Inc. press release.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.
Date: November 7, 2006	By:	/s/ Jean-Loup Romet-Lemonne, M.D.
Jean-Loup Romet-Lemonne, M.D.
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	IDM Pharma, Inc. press release.